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                                                               EXHIBIT 24

                               POWER OF ATTORNEY

     Each person whose signature appears below authorizes Alan G. McNally, Chairman of the Board and Chief Executive Officer, or Edward W. Lyman, Jr. or Maribeth S. Rahe, Vice Chairs of the Board, to execute in the name of each such person who is then an officer or director of the registrant, and to file, the 1996 Harris Bankcorp, Inc. Annual Report to the Securities and Exchange Commission on Form 10-K pursuant to the requirements of the Securities Exchange Act of 1934.



F. ANTHONY COMPER                                  EDWARD W. LYMAN, JR.
----------------------------                       ---------------------------
F. Anthony Comper                                  Edward W. Lyman, Jr.
Director                                           Vice Chair and Director

SUSAN T. CONGALTON                                 ALAN G. MCNALLY
----------------------------                       ---------------------------
Susan T. Congalton                                 Alan G. McNally
Director                                           Chairman of the Board,
                                                   Chief Executive Officer,
                                                   and Director

ROXANNE J. DECYK                                   MARIBETH S. RAHE
----------------------------                       ---------------------------
Roxanne J. Decyk                                   Maribeth S. Rahe
Director                                           Vice Chair and Director

WILBUR H. GANTZ                                    CHARLES H. SHAW
----------------------------                       ---------------------------
Wilbur H. Gantz                                    Charles H. Shaw
Director                                           Director

JAMES J. GLASSER                                   RICHARD E. TERRY
----------------------------                       ---------------------------
James J. Glasser                                   Richard E. Terry
Director                                           Director

LEO M. HENIKOFF                                    JAMES O. WEBB
----------------------------                       ---------------------------
Leo M. Henikoff                                    James O. Webb
Director                                           Director

RICHARD M. JAFFEE                                  WILLIAM J. WEISZ
----------------------------                       ---------------------------
Richard M. Jaffee                                  William J. Weisz
Director                                           Director




Dated:  February 19, 1997